SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 16, 2005
(Date of earliest event reported)

SINOFRESH HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	0-49764 (Commission File Number)	65-1082270 (IRS Employer Identification No.)
516 Paul Morris Drive
Englewood, Florida 34223
(Address of principal executive offices, zip code)
(941) 681-3100
(Registrant’s telephone number, including area code)

Item 2.02. Results of Operations and Financial Condition.
     On August 16, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1.
Item 9.01. Exhibits.

Exhibit No.	Item
99.1	Press Release dated August 16, 2005.
Signatures
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.
Date: August 16, 2005		/s/ Scott M. Klein
	Name:	Scott M. Klein
	Title:	Chief Financial Officer (Principle Accounting Officer)